UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2010 (the “Initial Form 8-K”), on April 30, 2010, Microsemi Corporation (“Microsemi”) completed its acquisition of White Electronic Designs Corporation (“White Electronic”), pursuant to the merger of White Electronic with a wholly-owned subsidiary of Microsemi.

This Amendment No. 1 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the audited financial statements of White Electronic and the pro forma financial information relating to Microsemi’s acquisition of White Electronic referred to below. Such information should be read in conjunction with the Initial Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits

(a) Financial statements of businesses acquired.

The following financial statements and related independent registered public accountant’s report are filed herewith as Exhibit 99.2:

•	Audited consolidated balance sheets of White Electronic as of September 30, 2009 and September 27, 2008; and

•	Audited consolidated statements of operations, shareholders’ equity and cash flows of White Electronic for each of the three years in the period ended September 30, 2009.

The following financial statements are filed herewith as Exhibit 99.3:

•	Unaudited interim condensed consolidated balance sheet of White Electronic as of December 31, 2009; and

•	Unaudited interim condensed consolidated statements of operations and cash flows of White Electronic for the three months ended December 31, 2009 and January 1, 2009.

(b) Pro forma financial information.

The following pro forma financial information and related notes are filed herewith as Exhibit 99.4:

•	Unaudited pro forma condensed combined balance sheet as of December 27, 2009;

•	Unaudited pro forma condensed statement of income for the fiscal year ended September 27, 2009; and

•	Unaudited pro forma condensed statement of income for the quarter ended December 27, 2009.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm, filed herewith.

99.1	Press release issued by Microsemi Corporation on May 3, 2010.*

99.2	Audited Financial Statements of White Electronic Designs Corporation, filed herewith.

99.3	Unaudited Financial Statements of White Electronic Designs Corporation, filed herewith.

99.4	Unaudited Pro Forma Financial Information, filed herewith.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

Date: June 25, 2010	/S/ JOHN W. HOHENER
John W. Hohener
Executive Vice President Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm, filed herewith.

99.1	Press release issued by Microsemi Corporation on May 3, 2010.*

99.2	Audited Financial Statements of White Electronic Designs Corporation, filed herewith.

99.3	Unaudited Financial Statements of White Electronic Designs Corporation, filed herewith.

99.4	Unaudited Pro Forma Financial Information, filed herewith.

*	Previously filed.